SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 23, 1998
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                              CORECOMM INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-19869                      13-3927257
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(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)            File Number)               Identification No.)



110 East 59th Street, New York, New York                            10022
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, including area code  (212)906-8485
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

     On March 23, 1998, CoreComm Incorporated ("CoreComm") announced that it had entered into an agreement to acquire Digicom, Inc. Digicom is primarily a reseller of centrex services in Cleveland, Ohio with approximately 500 customers using approximately 4,000 lines and approximately $3.2 million of revenues for the year 1997. CoreComm has filed an application with the Public Utilities Commission of Ohio for the approval of this acquisition.

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

            Exhibits

99          Press Release issued March 23, 1998.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CORECOMM INCORPORATED
                                    (Registrant)


                              By: /s/ Richard J. Lubasch
                              --------------------------------------------
                              Name:  Richard J. Lubasch
                              Title: Senior Vice President-General Counsel
                                       and Secretary



Dated: March 24, 1998

                                  EXHIBIT INDEX



Exhibit                                                                 Page


99    Press Release issued March 23, 1998.